Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 40,402,071.38
Previously Paid Amount	6,107.30
Total Fee Amount	6,185.57
Total Offset Amount	0
Net Fee	$ 78.27